                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  -----------

Date of Report (Date of earliest event reported) March 15, 1996
                                                 --------------

                                 VIRAGEN, INC.
                                 -------------
             (Exact name of registrant as specified in its charter)



        Delaware                    0-10252                       59-2101668
- --------------------------------------------------------------------------------
(State or other juris-         (Commission File                 (IRS Employer
diction incorporation)              Number)                  Identification No.)



                 2343 West 76th Street, Hialeah, Florida 33016
- --------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (305) 557-6000
                                                   --------------

                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On March 15, 1996, the Company's majority owned subsidiary Sector Associates, Ltd. ("Sector") (to be renamed Viragen (Europe) Limited following the adoption of a proposed Certificate of Amendment to the Company's Certificate of Incorporation), completed two Private Placement Offerings, issuing 770,000 shares of Sector Common Stock and 217,500 Common Stock Purchase Warrants having an exercise price of $12.00 per share. These two Offerings generated net proceeds of approximately $5,190,000 after related expenses of $300,000. (See Quarterly Report on From 10-QSB for Sector, filed March 25, 1996).

Proceeds of the Offerings will be used to underwrite domestic and European research and clinical trial activities including the construction of a laboratory and manufacturing facility in Scotland. Proceeds of approximately $2,000,000 will be utilized by the Parent for ongoing research projects and general working capital purposes. Following the completion of these Offerings, the Company held a 74% equity ownership position in Sector.

The following pro forma financial information reflects the Balance Sheet at December 31, 1995, Statement of Operations and Statement of Cash Flows for the six month period ended December 31, 1995 as if the Offerings had been completed as of that date.









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                         VIRAGEN INC., AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                    VIRAGEN      PROFORMA
                                      INC.     ADJUSTMENTS       PROFORMA
                                    -------    -----------       --------
ASSETS

CURRENT ASSETS
 Cash and cash equivalents        $ 1,139,543   $5,190,000      $6,329,543
 Accounts and notes receivable,
   less allowance of $69,590
   Inventory                           17,568                       17,568
   Prepaid expenses                   113,571                      113,571
   Other current assets                 8,065                        8,065
                                  -----------   ----------      ----------
TOTAL CURRENT ASSETS                1,330,018    5,190,000       6,520,018

PROPERTY, PLANT AND EQUIPMENT
 Land, building and improvements    1,193,402                    1,193,402
 Equipment and furniture            1,410,842                    1,410,842
                                  -----------                   ----------
                                    2,604,244                    2,604,244
Less accumulated depreciation      (1,608,749)                  (1,608,749)
                                  -----------                   ----------
                                      995,495                      995,495

DEPOSITS AND OTHER ASSETS              14,672                       14,672
                                  -----------   ----------      ----------
                                  $ 2,340,185   $5,190,000      $7,530,185
                                  ===========   ==========      ==========



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

                         VIRAGEN INC., AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                           VIRAGEN       PROFORMA
                                             INC.       ADJUSTMENTS        PROFORMA
                                           -------      -----------        --------
LIABILITIES & SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                      $     68,626                     $     68,626
  Accrued expenses
    and other liabilities                    321,746                          321,746
  Current portion of
    long-term debt                           854,165                          854,165
                                        ------------                     ------------

  TOTAL CURRENT LIABILITIES                1,244,537                        1,244,537

ROYALTIES PAYABLE,
  less current portion                       107,866                          107,866
OTHER NOTES PAYABLE                           10,173                           10,173
LONG TERM DEBT,
  less current portion                        35,578                           35,578
Minority Interest in Subsidiary               48,000     $1,509,844         1,557,844

STOCKHOLDERS' EQUITY
Convertible 10% Series A
  Cumulative Preferred Stock
  $1.00 par value.  Authorized
  375,000 shares; issued and
  outstanding 3,450 shares.
  Liquidation preference value:
  $10 per share, aggregating
  $34,500                                      3,450                            3,450
Common Stock, $.01 par value.
  Authorized 50,000,000 shares;
  issued and outstanding
  35,546,382 shares at
  December 31, 1995                          355,464                          355,464
Capital in excess of par value            19,425,767     3,680,156         23,105,923
Deficit                                  (18,890,650)                     (18,890,650)
                                        ------------    ----------       ------------

TOTAL STOCKHOLDERS EQUITY                    894,031     3,680,156          4,574,187
                                        ------------    ----------       ------------
                                        $  2,340,185    $5,190,000       $  7,530,185
                                        ============    ==========       ============


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

                         VIRAGEN INC., AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE PERIOD JULY 1 THROUGH DECEMBER 31, 1995
                                  (UNAUDITED)

                                           VIRAGEN       PROFORMA
                                             INC.       ADJUSTMENTS        PROFORMA
                                           -------      -----------        --------
INCOME
  Revenues                              $   202,317      $               $   202,317
  Interest and other Income                  42,065                           42,065
                                        -----------      ---------       -----------
                                            244,382          -               244,382

COST AND EXPENSES
  Cost of goods sold                        160,800                          160,800
  Depreciation and amortization              97,538                           97,538
  Research and Development costs            557,380                          557,380
  Selling, general and
    administrative expenses                 978,344                          978,344
  Directors & Officers options
    granted                                 183,144                          183,144
  Interest expense                           47,225                           47,225
                                        -----------                      -----------
                                          2,024,431                        2,024,431
                                        -----------                      -----------

     NET (LOSS)                          (1,780,049)                      (1,780,049)

Deduct required dividends on
  convertible preferred stock                 1,725                            1,725
                                        -----------      ---------       -----------

LOSS ATTRIBUTABLE TO COMMON STOCK       $(1,781,774)     $   -           $(1,781,774)
                                        ===========      =========       ===========
LOSS PER COMMON SHARE,
  after deduction for required
  dividends on convertible
  preferred stock                       $      (.05)                     $      (.05)
                                        ===========                      ===========

Weighted average shares
  outstanding                            35,482,257                       35,482,257
                                        ===========                      ===========



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


                         VIRAGEN INC., AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE PERIOD JULY 1 THROUGH DECEMBER 31, 1995
                                  (UNAUDITED)

                                                         VIRAGEN       PROFORMA
                                                           INC.       ADJUSTMENTS        PROFORMA
                                                         -------      -----------        --------
OPERATING ACTIVITIES:
Net loss                                               $(1,780,049)                     $(1,780,049)
Adjustments to reconcile net loss to
  net cash used in operating activities:
  Depreciation and amortization                             97,538                           97,538
  Compensation expense on options                          183,144                          183,144
  Bad debt expenses                                         50,551                           50,551
  Increase (decrease) relating to
  operating activities from:
  Accounts receivable                                      (48,938)                         (48,938)
  Interferon inventory                                     193,632                          193,632
  Prepaid expenses & other current assets                   (9,183)                          (9,183)
  Deferred expenses and other assets                         1,628                            1,628
  Accounts payable                                        (136,917)                        (136,917)
  Accrued expenses and other liabilities                   (77,444)                         (77,444)
                                                       -----------                      -----------
     Net cash used in operating
      activities                                        (1,526,038)                      (1,526,038)

INVESTING ACTIVITIES:
Additions to property, plant and
  equipment, net of minor disposals                        (60,851)                         (60,851)
                                                       -----------                      -----------
     Net cash used in investing activities                 (60,851)                         (60,851)

FINANCING ACTIVITIES:
Proceeds from Private Placements net
  of related expenses                                                 $5,190,000          5,190,000
Proceeds from Sector Associates, Ltd.                      800,000                          800,000
Proceeds from exercise of Common
   Stock Warrants                                           40,750                           40,750
Contribution from Officers                                     400                              400
Payments/reclassifications on long-term debt               (19,405)                         (19,405)
                                                       -----------     ---------        -----------
   Net cash provided by financing activities               821,745     5,190,000          6,011,745

Incr. (decr) in cash & cash equivalents                   (765,144)    4,424,856          4,424,856
Cash and cash equivalents
   at beginning of period                                1,904,687                        1,904,687
                                                       -----------     ---------        -----------
Cash and cash equivalents
   at end of period                                    $ 1,139,543     4,424,856        $ 6,329,543
                                                       ===========     =========        ===========

Non-cash items:Maturities-long term debt               $   804,453



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

     (99.1) Press Release - "Viragen, Inc. Closes $6 Million Financing For
                            European Subsidiary".








                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  VIRAGEN INC., AND SUBSIDIARIES



                                                  By: /s/ Dennis W. Healey
                                                      --------------------------
                                                      Executive Vice President
                                                      Chief Financial Officer



DATED:  March 29, 1996

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